UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of earliest event reported):

September 1, 2017

WORLD OMNI AUTO RECEIVABLES TRUST 2016-B

(Issuing Entity with respect to Securities)

(Central Index Key Number: 0001682563)

WORLD OMNI FINANCIAL CORP.

(Sponsor with respect to Securities)

(Central Index Key Number: 0001004150)

WORLD OMNI AUTO RECEIVABLES LLC

(Depositor with respect to Securities)

(Central Index Key Number: 0001083199)

Delaware

(State or other jurisdiction of incorporation or organization)

333- 207756-02

(Commission File Number)

52-2184798

(Depositor’s I.R.S. Employer Identification No.)

6189

(Primary Standard Industrial Classification Code Number)

190 Jim Moran Blvd.

Deerfield Beach, FL 33442

(Address of principal executive offices of depositor, including Zip Code)

Depositor’s telephone number, including area code: (954) 429-2200

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the depositor under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On September 1, 2017, World Omni Auto Receivables Trust 2016-B (the “Issuing Entity”), World Omni Auto Receivables LLC (the “Depositor”) and World Omni Financial Corp. (the “Servicer”) entered into Amendment No. 1 to Sale and Servicing Agreement (the “SSA Amendment”). The SSA Amendment amends the Sale and Servicing Agreement, dated as of September 14, 2016, among the Issuing Entity, the Depositor and the Servicer (filed as Exhibit 4.1 to the registrant’s Form 8-K dated and filed on September 14, 2016, Commission File No. 333-207756-02), to create a supplemental reserve amount initially equal to $21,000,000, which will be funded on each payment date through the application of total available funds remaining immediately prior to their release to the certificateholders.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 4.1	Amendment No. 1 to Sale and Servicing Agreement, dated as of September 1, 2017, by and among World Omni Financial Corp., as servicer, World Omni Auto Receivables LLC, as depositor, and World Omni Auto Receivables Trust 2016-B, as issuing entity, as acknowledged and consented to by U.S. Bank National Association., as indenture trustee, and as consented to by World Omni Auto Receivables LLC, as holder of 100% of the Certificates.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD OMNI AUTO RECEIVABLES LLC (Depositor)

Dated: September 1, 2017	By:	/s/ Bryan Romano
	Name:	Bryan Romano
	Its:	Assistant Treasurer

INDEX OF EXHIBITS

Exhibit No.	Description

Exhibit 4.1	Amendment No. 1 to Sale and Servicing Agreement, dated as of September 1, 2017, by and among World Omni Financial Corp., as servicer, World Omni Auto Receivables LLC, as depositor, and World Omni Auto Receivables Trust 2016-B, as issuing entity, as acknowledged and consented to by U.S. Bank National Association., as indenture trustee, and as consented to by World Omni Auto Receivables LLC, as holder of 100% of the Certificates.